SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 21, 2003
                                                 ------------

                               RONSON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New Jersey                  1-1031                     22-0743290
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)          File Number)               Identification No.)


Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ         08875-6707
--------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                               PAGE
                                                               ----

ITEM 5.  OTHER EVENTS                                            3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                       3

Item 5.  Other Events and Regulation FD Disclosure

     On May 21, 2003, Ronson Corporation (the "Company") announced that it had filed a multi-count Complaint against Mr. Warren G. Lichtenstein, Steel Partners II, L.P., et al. Reference is hereby made to the full text of the Company's release annexed to this report as Exhibit 99(a) and the full text of the Complaint annexed to the report as Exhibit 99(b), which by this reference is hereby incorporated into this item.


Item 7.  Financial Statements and Exhibits

          a)   Financial Statements: None.

          b)   Pro Forma Financial Information: None.

          c)   Exhibits:

          99.a) Ronson Corporation Press Release dated May 21, 2003, "Ronson
               Corporation Sues Warren Lichtenstein & Steel Partners II".

          99.b) Complaint in the matter of Ronson Corporation, et al vs. Warren
               Lichtenstein, Steel Partners II, L.P., et al.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation



                                                        /s/Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  May 21, 2003